Derivatives and Fair Value of Financial Instruments (Details 3) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Quoted Prices in Active Markets for Identical Assets (Level 1)
Assets
Forward Freight Agreements, net	$ 1,275	$ 1,279
Investments in available for sale securities	559	82,904
Total	1,834	84,183
Total
Assets
Forward Freight Agreements, net	1,275	1,279
Investments in available for sale securities	559	82,904
Total	$ 1,834	$ 84,183